Rule 497(e)

File Nos. 333-144503 and 811-22091

Executive Benefit VUL II - Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company of New York

in connection with its COLI VUL-2 Series Account

Supplement dated October 1, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019.

Effective on or about October 25, 2019, the Great-West Putnam Equity Income Fund will be renamed Great-West Large Cap Value Fund. Accordingly, as of October 25, 2019, all references to Great-West Putnam Equity Income Fund in the Prospectus and SAI are hereby deleted and replaced with Great-West Large Cap Value Fund.

At in-person meetings held on December 6-7, 2018 and June 12-13, 2019 the Board of Directors of Great-West Funds, Inc. approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West T. Rowe Price Equity Income Fund (“Acquired Fund”), with and into the Great-West Large Cap Value Fund (formerly Great-West Putnam Equity Income Fund) (“Acquiring Fund”). Subject to approval by the shareholders of the Acquired Fund, it is anticipated the merger will be completed on or about October 25, 2019 (the “Merger Date”).

Contract Owners may transfer assets out of the Sub-Account for the Acquired Fund at any time prior to the Merger Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the close of business October 25, 2019, any assets remaining in the Sub-Account for the Acquired Fund will become invested in the Sub-Account for the Acquiring Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Acquired Fund, and any allocations made to the Sub-Account for the Acquired Fund will be automatically directed to the Sub-Account for the Acquiring Fund.

If you have any questions or would like assistance, please contact the Company toll-free at (888) 353-2654.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1, 2019.

Please read this Supplement carefully and retain it for future reference.